FBL
Financial Group, Inc.

KEEFE, BRUYETTE & WOODS INSURANCE CONFERENCE

September 8, 2010

James E. Hohmann, CEO
James P. Brannen, CFO

Safe Harbor Statement and Non-GAAP Measures

Safe Harbor Statement under The Private Securities Litigation Reform Act of 1995

Certain statements in this presentation concerning FBL Financial Group's prospects for the future are forward-looking statements intended to qualify for the "safe harbor" from liability established by the Private Securities Litigation Reform Act. These statements generally can be identified by their context, including terms such as "believes," "anticipates," "expects," or similar words. These statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statement. These risks and uncertainties are detailed in FBL Financial Group's reports filed with the Securities and Exchange Commission and include, but are not limited to, the difficult conditions in financial markets and the economy, lack of liquidity and access to capital, investment valuations, interest rate changes, competitive factors, the ability to attract and retain sales agents and a decrease in ratings. These forward-looking statements are based on assumptions which FBL Financial Group believes to be reasonable; however, no assurance can be given that the assumptions will prove to be correct.

Non-GAAP Measures

Comments during this presentation include certain non-GAAP financial measures. These items are reconciled to GAAP in our SEC filings and quarterly financial supplements, both of which may be found on our website.

FBL Financial Group, Inc.

Agenda

- **Company Overview**
- Business Strategy
- Financial Overview

FBL Financial Group, Inc.

FBL Financial Group at a Glance

A small cap life insurer based in the Midwest with complementary, yet diverse, distribution channels.

- NYSE: FFG
- Based in West Des Moines, IA
- In business since 1945
- Two distinct brands:
  Farm Bureau Financial Services and EquiTrust Financial Services
  - Farm Bureau brand drives exceptional loyalty

FARM BUREAU FINANCIAL SERVICES

EquiTrust Financial Services

- Total Assets: $14.8 Billion
- Life Insurance In Force: $47 Billion

FBL Financial Group Distribution Channels

The diversity of FBL Financial Group's two life insurance subsidiaries, along with the managed property and casualty operations, is the key to its success.

	Farm Bureau Life Insurance Company	EquiTrust Life Insurance Company	Managed Property / Casualty Operations
Brand	Farm Bureau Financial Services	EquiTrust Financial Services	Farm Bureau Financial Services
Products	Comprehensive line of life insurance, annuities and mutual funds	Traditional fixed-rate, index and immediate annuities	Personal and commercial property-casualty products
Distribution	2,016 exclusive Farm Bureau agents	More than 18,000 independent agents	1,216 exclusive Farm Bureau agents
Territory	15 Midwestern and Western States	National	8 Midwestern and Western states

FBL Financial Group, Inc.

Farm Bureau Life Market Territory

With a powerful brand in its marketing territory, Farm Bureau Life has been able to consistently grow its customer base during the recession and outperform the industry during the economic volatility of the last several years.


MT
ND
MN
WI
ID
SD
WY
IA
NE
UT
CO
KS
OK
AZ
NM

Farm Bureau Life manages multi-line insurance operations

Farm Bureau Life products only

While strong in rural and small town markets, Farm Bureau Life is also expanding its presence in small/mid-metro markets.

FBL Financial Group, Inc.

Strategic Priorities

In 2009, FBL Financial Group's top priorities were to conserve and strengthen its capital position, as well as reinvent EquiTrust Life. Today, FBL is focused on several strategies for growth.

2009 Focus	Current Focus
▪ Conserve capital ▪ Optimize the balance sheet ▪ Reinvent EquiTrust	▪ Restore A.M. Best rating ▪ Grow business and earnings ▪ Leverage Farm Bureau niche – Focus on cross-sell – Refine agent recruitment process – Increase market segmentation ▪ Second phase of EquiTrust strategy – Moving towards balance product portfolio

Ongoing Strategic Initiatives
▪ Strengthening distribution ▪ Product development ▪ Continuous process improvement and unit cost management ▪ Long term technology

FBL Financial Group, Inc.

Agenda

- Company Overview
- **Business Strategy**
- Financial Overview

FBL Financial Group, Inc.

FBL Exclusive Farm Bureau Franchise in 15 States

The foundation of FBL Financial Group is its niche Farm Bureau marketplace.

- Farm Bureau is the largest farm and ranch organization in the U.S.
- 6.3 million member families in the U.S.
- Farm Bureau Life has use of Farm Bureau name and logo
- Niche provides:
  - Enhanced prestige and brand awareness
  - Stable customer base
- Growing property casualty affiliate provides leads for selling life products

Farm Bureau Life: Superior Persistency & Cross Sell

Niche Farm Bureau presence drives differentiating business performance.

Lapse Ratio



10%
5%
0%
4.77%
6.02%
Farm Bureau Life
Industry *

Life Penetration of Property-Casualty Policy Base



25%
20%
15%
10%
5%
0%
23%
11%
Farm Bureau Life
Industry **

** Source: SNL Financial*
*** Source: LIMRA, multiline exclusive agent average*

FBL Financial Group, Inc.

Farm Bureau Life Diversified Product Mix

Farm Bureau Life agents offer a wide array of individual life insurance and annuity products, and focus on needs-based selling in order to provide customers with products appropriate for various stages of life and economic scenarios.

Life Insurance
- Term life
- Whole life
- Universal life

Annuities
- Deferred annuities
- Immediate annuities

Settlement Options
- Fixed settlement options
- Structured settlements

Mutual Funds



Variable Annuities and VUL 16%
Traditional and Universal Life 41%
Traditional Annuities 43%

June 2010 statutory reserves, including separate account liabilities

Beginning in 2Q10, Farm Bureau Life discontinued manufacturing variable products as they did not meet our return objectives. Variable production is now a fee income business.

FBL Financial Group, Inc.

Farm Bureau Life Collected Premiums

Traditional annuity sales decreased in 2009 and have rebounded in 2010 while traditional and universal life insurance sales have been consistently strong.



(Millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Q109
Q209
Q309
Q409
Q110
Q210
Traditional Annuity
Traditional and Universal Life

Farm Bureau Life Traditional Annuity premiums for 2009 increased 22.7% compared to an industry decrease of 11.4%. Farm Bureau Life Traditional Life premiums for 2009 increased 4.9% compared to an industry decrease of 15.8%.

FBL Financial Group, Inc.

EquiTrust Life Independent Channel

Expands FBL Financial Group's market reach, distribution channels and product portfolio.

- Began operating under FBL Financial Group in the independent channel in late 2003
- Provides diversification to FBL with independent agents and national presence
  - More than 18,000 agents appointed as of June 30, 2010
  - Licensed in all states except New York
- Has established itself in the annuity marketplace through independent marketing organizations
- Extending into the life insurance marketplace

FBL Financial Group, Inc.

EquiTrust Life Strategy

Strategic Objective: To reach a narrower target customer segment through select intermediaries with a more diversified product set.

- Operates within a framework of ongoing capital self-sufficiency
- Leverages EquiTrust Life's corporate agility, nimble infrastructure and rapid product development capabilities
- Diversifies new business with life insurance products
- Involves deeper engagement with fewer intermediaries
- Will be characterized by modest growth in the short run
- Is expected to deliver attractive returns and more diversified earnings

FBL Financial Group, Inc.

EquiTrust Life Product Mix

The EquiTrust Life product portfolio was restructured in May 2009 with capital efficient products.

- Higher capital intensity products withdrawn from market, surplus strain on new sales has been reduced
- The product portfolio is more focused
- A single premium, simplified issue whole life product was developed and recently introduced into a small number of states
- A second life product was recently introduced, and work is ongoing on a fully underwritten universal life product

Agenda

- Company Overview
- Business Strategy
- **Financial Overview**

Financial Discipline in Response to Crisis

FBL addressed the financial crisis by taking steps to preserve and strengthen the capital base, increase liquidity and optimize the investment portfolio.

2009	Today
▪ Restructured product portfolio with capital efficient products ▪ Reinsurance transaction ▪ Maintained higher levels of cash ▪ Repositioned investment portfolio	▪ Strong capital position ▪ Earnings Growth-spread management, expense management, return on equity ▪ Robust liquidity program ▪ New purchases focus on AA and higher rated corporate bonds and taxable municipal bonds ▪ Portfolio in unrealized gain position

Ongoing initiatives include continuous process improvement and unit cost management, and reducing finance costs.

FBL Financial Group, Inc.

Risk Based Capital Ratios Exceed Targets

Company action level risk based capital ratios have seen significant restoration and represent strong levels.



Farm Bureau Life
500%
450%
400%
350%
300%
250%
200%
416%
441%
448%
2008
2009
2Q10 Estimate



EquiTrust Life
500%
450%
400%
350%
300%
250%
200%
300%
376%
432%
2008
2009
2Q10 Estimate

FBL Financial Group, Inc.

Capitalization

Total capitalization exceeds $1.4 billion.

	As of June 30, 2010 *(Thousands)*
Long-term debt	
Senior notes, 5.85%, due 2014	$ 75,227
Senior notes, 5.875% due 2017	98,899
Notes payable to affiliates, 9.25%, due 2011	100,000
Trust preferred securities, 5%, due 2047	97,000
Total debt	371,126
Preferred stock	3,000
Common stockholder's equity, excluding AOCI	1,027,318
Total capitalization, excluding AOCI	1,401,444
Accumulated other comprehensive income	44,144
Total capitalization, including AOCI	$ 1,445,588

Debt/total capitalization	**19.6%**
Excluding AOCI, including equity credit for trust preferred securities	

FBL Financial Group, Inc.

Net Income/Loss and Operating Income

Per Common Share

Results continue strong growth trend.



$3.25
$2.75
$2.25
$1.75
$1.25
$0.75
$0.25
($0.25)
($0.75)
2006
2007
2008
2009
2Q09
2Q10
2Q09 YTD
2Q10 YTD
Operating Income
Net Income/Loss

NOTE: Operating income excludes the impact of unrealized/realized gains and losses on investments, the impact of the change in net unrealized gains and losses on derivatives, the cumulative effect of changes in accounting principles, and a lawsuit settlement in 2006.

FBL Financial Group, Inc.

Operating Income Per Common Share

Operating results improved in the second quarter 2010 reflecting solid earnings from Farm Bureau Life and execution of the EquiTrust Life strategy.



$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.78
$3.15
$1.64
$2.98
$0.86
$0.80
$1.12
$1.46
2006
2007
2008
2009
2Q09
2Q10
June-09 YTD
June-10 YTD

NOTE: Operating income excludes the impact of unrealized/realized gains and losses on investments, the impact of the change in net unrealized gains and losses on derivatives, the cumulative effect of changes in accounting principles, and a lawsuit settlement in 2006.

FBL Financial Group, Inc.

Pre-Tax Operating Earnings/Losses
Quarter Ended June 30, 2010

Earnings are derived from four product segments with traditional life business sold through FBL's exclusive agents providing the largest contribution.


(Millions)
$22
$17
$12
$7
$2
($3)
($8)
$11.8
$11.9
$19.5
($2.2)
($4.4)
Traditional Annuity Exclusive
Traditional Annuity Independent
Traditional & Universal Life Insurance
Variable
Corporate & Other

FBL Financial Group, Inc.

Return on Equity

Several actions have been taken over the past year to increase return on equity.

Operating Return on Equity



(Rolling Twelve Months)
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
11.6%
10.3%
Dec-07
Mar-10
June-10
Including AOCI
Excluding AOCI

ROE Drivers

- Diligent product management to achieve pricing targets
- Discontinued manufacture of variable products
- Includes benefits of a non-recurring reinsurance transaction and reserve refinements

FBL Financial Group, Inc.

Assets Total $14.8 Billion

Increase in total assets is positive as much of FBL Financial Group's business is spread business.



(Billions)
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$10.2
$12.2
$14.0
$14.1
$14.3
$14.8
2005
2006
2007
2008
2009
2Q10

Total assets have increased 45% since year end 2005.

FBL Financial Group, Inc.

Investment Valuations Improving

Investment valuations continue to improve with a net gain position in the second quarter of 2010, following several periods of net unrealized losses.



Gross Unrealized Gains and Losses
Losses
Gains
(Millions)
$1,000
$500
$0
-$500
-$1,000
-$1,500
$130
$327
$254
$344
$574
-$1,218
-$767
-$731
-$563
-$436
2Q09
3Q09
4Q09
1Q10
2Q10

FBL Financial Group, Inc.

Investments

FBL Financial Group Realized Losses vs. Investments

Realized losses since end of 2006 are below public peer group average.



Realized Investment Losses as Percent of Invested Assets
1/1/07-6/30/10
(Percent Loss)
8%
6%
4%
2%
0%
1.42%
P1
P2
P3
P4
P5
P6
P7
P8
P9
P10
P11
P12
P13
FFG
P14
P15
P16

Source: SNL, company filings

Net Realized Investment Losses – Pre-tax, Pre-DAC

FBL Financial Group, Inc.

High Quality, Diversified Investment Portfolio

Investments are well diversified by individual issue, industry and asset class.



Investments by Type
1.5%
1.3%
1.0%
10.2%
43.9%
18.0%
24.1%
Corporate Securities
Mortgage and Asset-backed Securities
Government
Commercial Mortgage Loans
Short-term Investments
Policy Loans
Other



Investment Quality
5.2%
32.9%
61.9%
A or higher
BBB
Below investment grade

As of June 30, 2010

FBL Financial Group, Inc.

Diversified Commercial Mortgage Loan Portfolio

$1.3 billion commercial mortgage loan portfolio is well-diversified by property type and geographic location.


2% Other
Office 32%
Industrial 31%
Retail 35%

Collateral Type
As of June 30, 2010


Pacific 19%
Mountain 10%
W.N. Central 12%
E.N. Central 19%
Mid Atlantic 1%
N.E. 3%
W.S. Central 6%
E.S. Central 4%
S. Atlantic 26%

- Underwritten internally
- Average current loan-to-value at issue of 56%
- No single-family, hotel, apartment, construction or agricultural loans

Long history of extremely low delinquency rates with current portfolio performing well.

FBL Financial Group, Inc.

Book Value Per Common Share

GAAP book value grew by 22% in the half of 2010 reflecting strong earnings and improving investment valuations.



$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$28.64
$29.59
$31.19
$29.98
$30.00
$8.46
$32.38
$28.49
$33.33
$34.76
2006
2007
2008
2009
2Q10
Book Value, excluding AOCI/L
Book Value

FBL Financial Group, Inc.

FBL Financial Group

FBL Financial Group, with significant progress on the strategies in place, is focused on the future.

Priority	Issue	Status
A.M. Best Rating	▪ Restore "Excellent" financial strength rating	▪ Current RBC at "Excellent" levels ▪ Positive dialogue with A.M. Best ▪ Recently held annual review meeting
Balance Sheet Optimization	▪ Optimize investment portfolio, efficiently utilize capital, maintain "Excellent" capital levels and develop risk management culture	▪ Investment valuations continue to improve, with net unrealized gains of $138 million at June 30, 2010 ▪ RBC at "Excellent" levels ▪ EquiTrust Life is capital self-sufficient and Farm Bureau Life generates excess capital ▪ Portfolio performing very well with minimal commercial real estate losses and impairments below expectations and below peers
Business Growth and Profit Growth	▪ Drive profitable growth via new product introductions, increased number of agents, increased productivity and cross-sales	▪ Spread Management ▪ Streamline Farm Bureau operations ▪ Disciplined expense management
EquiTrust Reinvention	▪ Reach a narrower target customer segment through select intermediaries with a more diversified product set	▪ Life insurance products introduced ▪ Engage with fewer intermediaries

FBL Financial Group, Inc.

FBL Financial Group, Inc.

www.fblfinancial.com